DocuSign Envelope ID: 5D286475-AAE1-4B6B-BB52-4D670F5705E6

DocuSign Envelope ID: 5D286475-AAE1-4B6B-BB52-4D670F5705E6

DocuSign Envelope ID: 5D286475-AAE1-4B6B-BB52-4D670F5705E6

DocuSign Envelope ID: 5D286475-AAE1-4B6B-BB52-4D670F5705E6

DocuSign Envelope ID: 5D286475-AAE1-4B6B-BB52-4D670F5705E6

DocuSign Envelope ID: 5D286475-AAE1-4B6B-BB52-4D670F5705E6 President and CEO 12/11/2019

10224307.1 IMMERSION CORPORATION AMENDMENT NO. 1 TO RETENTION AND OWNERSHIP CHANGE EVENT AGREEMENT This Amendment No. 1 (the “Amendment”) to the Retention and Ownership Change Event Agreement by and between Immersion Corporation (the “Company”) and Aaron Akerman (the “Executive”) is effective as of February 27, 2020 (the “Effective Date”). 1. Clause (3) of Section 1(d) of the Agreement is amended in its entirety to read as follows: (3) Executive’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of the Company (including, without limitation, Executive’s improper use or disclosure of the Company’s confidential or proprietary information, but excluding immaterial or inadvertent acts by Executive taken in good faith that a professional in Executive’s position with substantially the same skill and experience as Executive reasonably could have taken in good faith, and promptly cured after discovery or notice); 2. Clause (4) of Section 1(d) of the Agreement is amended in its entirety to read as follows: (4) any intentional act by the Executive that has a material detrimental effect on the Company’s reputation or business (but excluding any act that is taken by the Executive during the execution of the Executive’s duties or responsibilities, which act the Executive believed in good faith was in the interests of the Company and/or its stockholders and which a reasonable professional in Executive’s position with substantially the same skill and experience as Executive reasonably could have taken and believed in good faith was in the interests of the Company and/or its stockholders); 3. Clause (5) of Section 1(d) of the Agreement is amended in its entirety to read as follows: (5) Executive’s repeated failure or inability to perform any reasonable assigned duties after written notice from the Company of, and a reasonable opportunity to cure, such failure or inability (but excluding any failure or inability due to the Executive’s death or disability); * * * The parties hereto have requested that this Agreement be drafted in English. Les parties soussignées ont requis que le présent document soit rédigé en anglais. Except as expressly modified by this Amendment, the Agreement will remain in full force and effect in accordance with its terms. This Amendment will be governed by the laws of the province of Quebec and the laws of Canada. DocuSign Envelope ID: E915785B-CF38-40CB-9BB5-D643110B7582

10224307.1 2 The Company and the Executive have executed this Amendment, in the case of the Company by its duly authorized officer, as of the Effective Date. IMMERSION CORPORATION EXECUTIVE Ramzi Haidamus Aaron Akerman President and CEO VMC 03/02/2020 DocuSign Envelope ID: E915785B-CF38-40CB-9BB5-D643110B7582